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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 14, 2001

                           LASER VISION CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

       #1-10629                                            43-1530063
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(Commission File Number)                       (IRS Employer Identification No.)

        540 Maryville Centre Drive, Suite 200, St. Louis, Missouri 63141
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                    (Address of principal executive offices)

                                 (314) 434-6900
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              (Registrant's telephone number, including area code)

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FORM 8-K

ITEM 5. OTHER EVENTS

On June 13, 2001, the Company issued a press release pertaining to the appointment of David S. Joseph to its Board of Directors. A copy of that press release is attached hereto as an exhibit.

ITEM 7(c): LIST OF EXHIBITS FILED

99.1 Press Release dated June 13, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LASER VISION CENTERS, INC.


                             BY: /s/ JOHN J. KLOBNAK
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                                 JOHN J. KLOBNAK
                             Chief Executive Officer


Date:  June 14, 2001

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